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                                                                    EXHIBIT 10.2


          SIXTH MODIFICATION TO BUSINESS LOAN AND SECURITY AGREEMENT

        THIS SIXTH MODIFICATION TO BUSINESS LOAN AND SECURITY AGREEMENT (this "Modification") is made as of the 12 day of August, 1997, by and among (i) NATIONSBANK, N.A., a national banking association ("NationsBank"), having offices at 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102; (ii) FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet"), having offices at 300 Galleria Parkway Northwest, Suite 800, Atlanta, Georgia 30339; (iii) SIGNET BANK, a Virginia banking corporation ("Signet"), having offices at 7799 Leesburg Pike, Falls Church, Virginia 22043; and (iv) BTG, INC., a Virginia corporation ("BTG"); ADVANCED COMPUTER TECHNOLOGY, INC., a Delaware corporation ("ACTECH"); BDS, INC., a Virginia corporation ("BDS"); DELTA RESEARCH CORPORATION, a Virginia corporation ("DELTA"); BTG PRODUCTS, INC., a Virginia corporation ("BTGPRO"); CONCEPT AUTOMATION, INC. OF AMERICA, a Virginia corporation ("CAI"); CONCEPT AUTOMATION SERVICES, INC., a Virginia corporation ("CAS"); and NATIONS, INC., a New Jersey Corporation ("NI"); all having principal offices at 3877 Fairfax Ridge Road, 4B, Fairfax, Virginia 22030-7448. For purposes hereof, (a) NationsBank (acting in its capacity as agent for the Lenders) is referred to herein as the "Agent"; (b) NationsBank (acting on its own behalf as a Lender), Fleet and Signet and each other person or entity hereafter becoming a "Lender" pursuant to the Loan Agreement (as defined in Exhibit A hereto) are hereinafter referred to individually as a "Lender" and collectively as the "Lenders"; and (c) BTG, ACTECH, BDS, DELTA, BTGPRO, CAI, CAS, NI and each other person or entity hereafter executing a "Joinder Agreement" pursuant to the Loan Agreement are hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers". Capitalized terms used, but not defined, in this Modification shall have the meanings attributed to such terms in the Loan Agreement.

                       W I T N E S S E T H   T H A T:

        WHEREAS, pursuant to the terms and conditions of the Loan Agreement, the Borrowers obtained a loan (the "Loan") from the Lenders in the aggregate maximum principal amount of Eight-five Million and No/100 Dollars ($85,000,000.00), currently evidenced by three (3) separate Revolving Promissory Notes (as defined in Exhibit A), in the aggregate maximum principal amount of Eight-five Million and No/100 Dollars ($85,000,000.00), and secured by, among other things, certain collateral more fully described in Article III,
Section 1 of the Loan Agreement; and

        WHEREAS, BTG is the owner of all of the issued and outstanding capital stock of ACTECH, BDS, DELTA, BTGPRO, CAI and NI, and CAI is the owner of all of the issued and outstanding capital stock of CAS; and

        WHEREAS, BTG has requested the Lenders' approval of a proposed corporate restructuring (the "Corporate Restructuring") pursuant to which (i) BTG Technology

Resources, Inc. ("Resources") will be formed as a Florida corporation and be a wholly owned subsidiary of BTG; (ii) BTG will transfer to Resources all of its right, title and interest in and to the capital stock of ACTECH, BDS and CAI, and will transfer certain of its assets to DELTA, (iii) BTGPRO will be dissolved; (iv) DELTA will adopt a trade name of "BTG Systems Engineering, Inc."; (v) ACTECH will merge with BDS, and BDS, as the surviving entity of such merger, will adopt a trade name of "BTG Technology Systems, Inc."; (vi) CAS will merge with CAI, and CAI, as the surviving entity of such merger, will adopt a trade name of "BTG Integration and Network Systems, Inc."; and (vii) certain intangible assets of the Borrowers will be transferred to and thereafter owned by Resources; and

        WHEREAS, after giving effect to the Corporate Restructuring, Resources will be the wholly owned subsidiary of BTG, and ACTECH, BDS and CAI will be the only wholly owned subsidiaries of Resources; and

        WHEREAS, BTG and CAI have requested that the Agent release its security interest in and to certain stock pledged by BTG and CAI to the Agent as collateral security for repayment of the Loan to enable the Borrowers to effectuate the transactions contemplated by the Corporate Restructuring; and

        WHEREAS, the Lenders have agreed to the foregoing, subject to the terms and provisions of this Modification.

        NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

        2. The Lenders hereby consent to the Corporate Restructuring for all purposes for which such consent is required, and hereby waive all covenants and conditions set forth in the Loan Agreement which would have been violated by effectuating the Corporate Restructuring, but for this Modification, subject to the other terms and conditions set forth in this Modification.

        3. Concurrent with the execution of this Modification, BTG and the Agent shall enter into an Amendment to BTG Stock Security Agreement and Partial Release, pursuant to which (i) the Agent shall release its security interest in all of BTG's right, title and interest in and to the stock of CAI (the "CAI Stock"), and (ii) BTG shall pledge to the Agent all of BTG's right, title and interest in and to the stock of Resources, and acknowledge and agree that such pledged stock shall be subject to the terms and conditions of the BTG Stock Security Agreement (as defined in Exhibit A hereto).





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        4.    Concurrent with the execution of this Modification, the Agent and
CAI shall execute a Release and Termination of CAI Stock Security Agreement, pursuant to which the Agent shall release its security interest in all of CAI's right, title and interest in and to the stock of CAS (the "CAS Stock").

        5. Resources will not be required to become a Borrower under the Loan Agreement or pledge its assets in connection therewith; provided that, concurrent with the execution of this Modification, Resources executes and delivers to the Agent (for the benefit of the Lenders, ratably) a Negative Pledge and Covenant Not to Encumber in form and substance satisfactory to the Agent, pursuant to which Resources agrees not to sell, assign, transfer, pledge or otherwise encumber any of its assets to or for the benefit of any person or entity (other than a Borrower) so long as the Obligations remain outstanding or the Loan Agreement remains in effect.

        6. The negative covenant set forth in Section 1 of Article VII of the Loan Agreement (i.e., prohibiting any Borrower from selling, assigning, leasing, transferring or otherwise disposing of a substantial part of its property or assets) is hereby waived for the limited purpose of permitting each Borrower to transfer the intangible assets listed in Exhibit B hereto (the "Intangible Assets") to Resources and the transfer of other assets listed on Exhibit C hereto (the "Other Assets") between the Borrowers solely for the purpose of effectuating the Corporate Restructuring; it being understood and agreed that (a) the Agent's security interest in and to the Intangible Assets shall be automatically released upon the effective date of such transfer; (b) the maximum amount secured by the Other Assets shall be limited to the transferor Borrower's tax basis in such transferred assets as of the date such assets are transferred; and (c) except for the release of the Agent's security interest in the CAI Stock, CAS Stock and Intangible Assets described in this Modification, no other lien of Agent or any Lender is being released, and all other Collateral (which has not been previously released by the Agent or any Lender), whether now existing or hereafter created, arising or acquired, shall continue to secure the full amount of the Obligations.

        7.    The representation and warranty set forth in Section 15 of
Article V of the Loan Agreement (i.e, that no Borrower pays any royalty to anyone in connection with the use of any intellectual property) shall not be deemed violated by any Borrower's payment of a royalty for the use of intellectual property owned by Resources; provided that the aggregate amount of any and all consideration payable or paid by a Borrower in connection with such Borrower's use of such intellectual property does not exceed commercially reasonable amounts which would be payable in a comparable, arm's-length
transaction with an unaffiliated and unrelated entity or person.   Each
Borrower hereby acknowledges, agrees and confirms that all of each Borrower's right, title and interest in and to any and all documents, instruments and agreements (including, without limitation licensing agreements) executed and/or delivered in connection with each Borrower's use of the intellectual property of Resources is subject to the security interest of the Agent and/or





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Lenders granted in and to such documents, instruments and agreements by each
Borrower pursuant to the Loan Agreement, securing the Obligations.

        8. Each Borrower hereby acknowledges, agrees, represents and warrants that (i) there are no set-offs or defenses against the Notes, the Loan Agreement or any other Loan Document; (ii) except as specifically amended hereby and by the modification documents expressly referenced herein, all of the terms and conditions of the Notes, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect; (iii) the Notes, the Loan Agreement and the other Loan Documents (as modified hereby and by the other documents expressly referenced herein) are hereby expressly approved, ratified and confirmed; and (iv) the execution, delivery and performance by each Borrower of this Modification (a) is within its corporate powers, (b) has been duly authorized by all necessary corporate action, and (c) does not require the consent or approval of any other person or entity.

        9. Concurrent with the execution of this Modification, the Borrowers shall pay all of the Agent's costs and expenses associated with this Modification and the transactions referenced herein or contemplated hereby, including, without limitation, the Agent's reasonable legal fees and expenses.

        10. This Modification shall be governed by the laws of the Commonwealth of Virginia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        11. This Modification may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have signed, sealed and delivered this Modification on the day and year first above written.

                                                BORROWERS:
                                                ---------

[Corporate Seal]                                BTG, INC.,
ATTEST:                                         a Virginia corporation

/s/ MARILYNN D. BERSOFF                         By: /s/ EDWARD H. BERSOFF
---------------------------                        ----------------------
Name: Marilynn D. Bersoff                       Name: Edward H. Bersoff
Title: Secretary                                Title: President and CEO


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
[Corporate Seal]                                ADVANCED COMPUTER
ATTEST:                                         TECHNOLOGY, INC., a Delaware
                                                corporation

/s/ MARILYNN D. BERSOFF                         By: /s/ EDWARD H. BERSOFF
---------------------------                        ----------------------
Name: Marilynn D. Bersoff                       Name: Edward H. Bersoff
Title: Secretary                                Title: President

[Corporate Seal]                                BDS, INC.,
ATTEST:                                         a Virginia corporation

/s/ MARILYNN D. BERSOFF                         By: /s/ EDWARD H. BERSOFF
---------------------------                        ----------------------
Name: Marilynn D. Bersoff                       Name: Edward H. Bersoff
Title: Secretary                                Title: CEO

[Corporate Seal]                                DELTA RESEARCH CORPORATION,
ATTEST:                                         a Virginia corporation

/s/ MARILYNN D. BERSOFF                         By: /s/ EDWARD H. BERSOFF
---------------------------                        ----------------------
Name: Marilynn D. Bersoff                       Name: Edward H. Bersoff
Title: Secretary                                Title: CEO

[Corporate Seal]                                BTG PRODUCTS, INC.,
ATTEST:                                         a Virginia corporation

/s/ MARILYNN D. BERSOFF                         By: /s/ EDWARD H. BERSOFF
---------------------------                        ----------------------
Name: Marilynn D. Bersoff                       Name: Edward H. Bersoff
Title: Secretary                                Title: CEO

[Corporate Seal]                                CONCEPT AUTOMATION, INC. OF
ATTEST:                                         AMERICA, a Virginia corporation

/s/ MARILYNN D. BERSOFF                         By: /s/ EDWARD H. BERSOFF
---------------------------                        ----------------------
Name: Marilynn D. Bersoff                       Name: Edward H. Bersoff
Title: Secretary                                Title: CEO

[Corporate Seal]                                CONCEPT AUTOMATION SERVICES,
ATTEST:                                         INC., a Virginia corporation

/s/ MARILYNN D. BERSOFF                         By: /s/ EDWARD H. BERSOFF
---------------------------                        ----------------------
Name: Marilynn D. Bersoff                       Name: Edward H. Bersoff
Title: Secretary                                Title: CEO

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
Corporate Seal]                                 NATIONS, INC.,
ATTEST:                                         a New Jersey corporation

/s/ MARILYNN D. BERSOFF                         By: /s/ EDWARD H. BERSOFF
-------------------------                           -----------------------
Name: Marilynn D. Bersoff                       Name: Edward H. Bersoff
Title: Secretary                                Title: President and CEO

                                                AGENT:
                                                ------

                                                NATIONSBANK, N.A., a
                                                national banking association, acting in its
                                                capacity as Agent

                                                By: /s/ DOUGLAS T. BROWN
                                                    ---------------------
                                                Name: Douglas T. Brown
                                                Title: Vice President

                                                LENDER(S):
                                                ---------

                                                NATIONSBANK, N.A., a
                                                national banking association

                                                By: /s/ DOUGLAS T. BROWN
                                                   ----------------------
                                                Name: Douglas T. Brown
                                                Title: Vice President

                                                FLEET CAPITAL CORPORATION, a
                                                Rhode Island corporation

                                                By:  /s/ STUART SOLOMON
                                                   ----------------------
                                                Name: Stuart Solomon
                                                Title: Senior Vice President

                                                SIGNET BANK, a Virginia banking
                                                corporation

                                                By:  /s/ R. MARK SWAAK
                                                   --------------------
                                                Name: R. Mark Swaak
                                                Title: Assistant Vice President





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